Basis of preparation and accounting policies - Reconciliation Net Result under IFRS-EU and IFRS-IASB (Detail) - EUR (€) € in Millions		12 Months Ended
		Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Disclosure Of Reconciliation Net Result Eu Ifrs And Iasb Ifrs [abstract]
In accordance with IFRS-EU		€ 4,781	€ 4,703	€ 4,905
Adjustment of the EU IAS 39 carve-out		(1,181)	148	817
Tax effect of the adjustment		303	(90)	(258)
Effect of adjustment after tax		(878)	58	559
In accordance with IFRS-IASB (attributable to the equityholders of the parent)	[1]	3,903	4,761	5,464
Non-controlling interests	[1]	99	108	82
In accordance with IFRS-IASB Total net result	[1]	€ 4,001	€ 4,869	€ 5,546

[1]
1 The amounts for the period ended 31 December 2019 and 2018 have been prepared in accordance with IFRS 9. The adoption of IFRS 9 led to new presentation requirements. 2017 period amounts have not been restated. 2018 amounts in other interest income and other interest expense have been updated to improve consistency and comparability.